NATIONAL RETAIL FUND III

Supplement dated July 14, 2009 (effective at the close of business)

To the Prospectus dated January 2, 2009

(as previously supplemented on January 29, 2009)

Until further notice, National Retail Fund III is closed to new investors.  Existing shareholders may not make additional investments except incidentally through dividend reinvestment or a pre-established automatic investment plan.

This Supplement and the existing Prospectus dated January 2, 2009, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated January 2, 2009 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-877-295-6275.